As filed with the Securities and Exchange Commission on June 29, 2005
Registration No. 333-124917

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to

Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Valor Telecommunications Enterprises, LLC

Valor Telecommunications Enterprises Finance Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	4813	75-2884398
Delaware	4813	20-2280110
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

201 E. John Carpenter Freeway, Suite 200

Irving, Texas 75062
(972) 373-1000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

WILLIAM M. OJILE, JR., ESQ.

Senior Vice President,
Chief Legal Officer & Secretary
Valor Communications Group, Inc.
201 E. John Carpenter Freeway, Suite 200
Irving, Texas 75062
(972) 373-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Joshua N. Korff, Esq.
Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022
(212) 446-4800

Approximate date of commencement of proposed sale of the securities to the public: The exchange will occur as soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering.    ☐

CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
		Maximum	Maximum	Amount of
Title of Each Class	Amount to	Offering Price	Aggregate	Registration
of Securities to be Registered	be Registered	Per Unit(1)	Offering Price	Fee(1)

7 3/4% Senior Notes due 2015	$400,000,000	$1,000	$400,000,000	$47,080(2)

Subsidiary Guarantees of 7 3/4% Senior Notes due 2015(3)	N/A	N/A	N/A	N/A

(1)	Calculated in accordance with Rule 457(f) promulgated under the Securities Act of 1933, as amended.

(2)	Previously paid.

(3)	Each of the subsidiary guarantors listed in the Table of Additional Registrants on the next page will guarantee the senior notes. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee for the guarantees is payable.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

Table of Additional Registrant Guarantors

Address Including Zip Code,
	State or Other		Telephone Number
	Jurisdiction of	I.R.S. Employer	Including Area Code of
Exact Name of Registrant Guarantor as	Incorporation or	Identification	Registrant Guarantor’s
Specified in its Charter	Organization	Number	Principal Executive Offices

Valor Communications Group, Inc.	Delaware	20-0792300	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications, LLC	Delaware	52-2171586	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications of Texas, LP	Texas	52-2194219	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications Equipment, LP	Texas	75-2884400	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications Services, LP	Texas	75-2884846	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications Investments, LLC	Delaware	47-0902124	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications LD, LP	Delaware	75-2884847	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Southwest Enhanced Network Services, LP	Delaware	75-2885419	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Western Access Services, LLC	Delaware	20-0081823	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Western Access Services of Arizona, LLC	Delaware	20-0081863	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Western Access Services of Arkansas, LLC	Delaware	20-0081902	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Western Access Services of Colorado, LLC	Delaware	20-0081934	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000

Address Including Zip Code,
	State or Other		Telephone Number
	Jurisdiction of	I.R.S. Employer	Including Area Code of
Exact Name of Registrant Guarantor as	Incorporation or	Identification	Registrant Guarantor’s
Specified in its Charter	Organization	Number	Principal Executive Offices

Western Access Services of Oklahoma, LLC	Delaware	20-0081944	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Western Access Services of New Mexico, LLC	Delaware	20-0081922	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Western Access Services of Texas, LP	Delaware	20-0081952	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications Corporate Group, LP	Texas	75-2895493	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications Southwest, LLC	Delaware	52-2194218	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications Southwest II, LLC	Delaware	75-2950066	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Valor Telecommunications Enterprises II, LLC	Delaware	75-2950064	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Communications Corporation	Texas	74-2197091	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Communications Management, LLC	Delaware	30-0135974	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Communications Enterprises, LLC	Delaware	32-0047694	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Advanced Tel-Com Systems, LP	Texas	74-2228603	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Telephone, LP	Texas	74-0724580	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000

Address Including Zip Code,
	State or Other		Telephone Number
	Jurisdiction of	I.R.S. Employer	Including Area Code of
Exact Name of Registrant Guarantor as	Incorporation or	Identification	Registrant Guarantor’s
Specified in its Charter	Organization	Number	Principal Executive Offices

Kerrville Cellular, LP	Texas	74-2513782	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
KCC TelCom, LP	Texas	74-2955898	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Cellular Management, LLC	Delaware	51-0411886	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Cellular Holdings, LLC	Delaware	51-0411889	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Mobile Holdings, Inc.	Texas	74-3008924	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Kerrville Wireless Holdings, LP	Texas	74-3012850	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
Harpar Telephone L.P.	Texas	74-2197090	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
DCS Holding Co.	Delaware	13-4124239	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
ESC Holding Co.	Delaware	13-4128471	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
KCS Holding Co.	Delaware	13-4124243	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
SCD Sharing Partnership, L.P.	Delaware	13-4128273	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000
SCE Sharing Partnership, L.P.	Delaware	13-4128272	201 E. John Carpenter Freeway, Suite 200 Irving, TX 75062 (972) 373-1000

EXPLANATORY NOTE

      This amendment is being filed solely to file certain exhibits. No changes have been made to Part I of the Registration Statement or other sections of Part II. Accordingly, they have been omitted.

Part II

Information Not Required in Prospectus

Item 21.	Exhibits and Financial Statement Schedules

      (a)     Exhibits. The following exhibits are filed as part of this Registration Statement.

3.1	Amended and Restated Certificate of Incorporation of Valor Communications Group, Inc.*
3.2	Certificate of Formation of Valor Telecommunications, LLC.
3.3	Certificate of Formation of Valor Telecommunications of Texas, LP.**
3.4	Certificate of Limited Partnership of Valor Telecommunications Equipment, LP.**
3.5	Certificate of Formation of Valor Telecommunications Services, LP.*
3.6	Certificate of Formation of Valor Telecommunications Investments, LLC.*
3.7	Certificate of Formation of Valor Telecommunications Enterprises, LLC.*
3.8	Certificate of Formation of Valor Telecommunications LD, LP.**
3.9	Certificate of Limited Partnership of Southwest Enhanced Network Services, LP.
3.10	Certificate of Formation of Western Access Services, LLC.*
3.11	Certificate of Formation of Western Access Services of Arizona, LLC.*
3.12	Certificate of Formation of Western Access Services of Arkansas, LLC.*
3.13	Certificate of Formation of Western Access Services of Colorado, LLC.*
3.14	Certificate of Formation of Western Access Services of Oklahoma, LLC.*
3.15	Certificate of Formation of Western Access Services of New Mexico, LLC.*
3.16	Certificate of Formation of Western Access Services of Texas, LP.*
3.17	Certificate of Formation of Valor Telecommunications Corporate Group, LP.*
3.18	Certificate of Formation of Valor Telecommunications Southwest II, LP.**
3.19	Certificate of Formation of Valor Telecommunications Enterprises II, LLC.**
3.20	Amended and Restated Certificate of Incorporation of Kerrville Communications Corporation.
3.21	Certificate of Formation of Kerrville Communications Management, LLC.
3.22	Certificate of Formation of Kerrville Communications Enterprises, LLC.
3.23	Certificate of Limited Partnership of Advanced Tel-Com Systems, LP.
3.24	Certificate of Limited Partnership of Kerrville Telephone, LP.
3.25	Certificate of Formation of Kerrville Cellular, LP.**
3.26	Certificate of Limited Partnership of KCC TelCom, LP.
3.27	Certificate of Formation of Kerrville Cellular Management, LLC.**
3.28	Certificate of Formation of Kerrville Cellular Holdings, LLC.**
3.29	Certificate of Incorporation of Kerrville Mobile Holdings, Inc.**
3.30	Certificate of Limited Partnership of Kerrville Wireless Holdings, LP.**
3.31	Certificate of Formation of Valor Telecommunications Southwest, LLC.
3.32	Certificate of Limited Partnership of Harper Telephone L.P.
3.33	Certificate of Incorporation of DCS Holding Co.

3.34	Certificate of Incorporation of ECS Holding Co.
3.35	Certificate of Incorporation of KCS Holding Co.
3.36	Certificate of Limited Partnership of SCD Sharing Partnership, L.P.
3.37	Certificate of Limited Partnership of SCE Sharing Partnership, L.P.
3.38	Certificate of Incorporation of Valor Telecommunications Enterprises Finance Corp.
3.39	By-Laws of Valor Communications Group, Inc.*
3.40	Second Amended and Restated Limited Liability Agreement of Valor Telecommunications, LLC, dated January 31, 2002, by and among the members named therein.*
3.41	Amended and Restated Limited Partnership Agreement of Valor Telecommunications of Texas, LP.*
3.42	Limited Partnership Agreement of Valor Telecommunications Equipment, LP.*
3.43	Limited Partnership Operating Agreement of Valor Telecommunications Services, LP.*
3.44	Limited Liability Company Operating Agreement of Valor Telecommunications Investments, LLC.
3.45	Limited Liability Company Operating Agreement of Valor Telecommunications Enterprises, LLC.*
3.46	Limited Partnership Agreement of Valor Telecommunications LD, LP.*
3.47	Limited Partnership Agreement of Southwest Enhanced Network Services, LP.*
3.48	Limited Liability Company Operating Agreement of Western Access Services, LLC.*
3.49	Limited Liability Company Operating Agreement of Western Access Services of Arizona, LLC.*
3.50	Limited Liability Company Operating Agreement of Western Access Services of Arkansas, LLC.*
3.51	Limited Liability Company Operating Agreement of Western Access Services of Colorado, LLC.*
3.52	Limited Liability Company Operating Agreement of Western Access Services of Oklahoma, LLC.*
3.53	Limited Liability Company Operating Agreement of Western Access Services of New Mexico, LLC*
3.54	Limited Partnership Operating Agreement of Western Access Services of Texas, LP.*
3.55	Limited Partnership Agreement of Valor Telecommunications Corporate Group, LP.**
3.56	Amended and Restated Limited Liability Agreement of Valor Telecommunications Southwest II, LLC, dated January 31, 2002, by and among the members named therein.**
3.57	Amended and Restated Limited Liability Company Agreement of Valor Telecommunications Enterprises II, LLC.
3.58	Amended and Restated By-laws of Kerrville Communications Corporation.
3.59	Limited Liability Company Operating Agreement of Kerrville Communications Management, LLC.
3.60	Limited Liability Company Operating Agreement of Kerrville Communications Enterprises, LLC.
3.61	Limited Partnership Agreement of Advanced Tel-Com Systems, LP.**
3.62	Limited Partnership Agreement of Kerrville Telephone, LP.**
3.63	Limited Partnership Agreement of Kerrville Cellular, LP.**
3.64	Limited Partnership Agreement of KCC TelCom, LP.**
3.65	Limited Liability Company Agreement of Kerrville Cellular Management, LLC.**

3.66	Limited Liability Company Agreement of Kerrville Cellular Holdings, LLC.**
3.67	Bylaws of Kerrville Mobile Holdings, Inc.
3.68	Amended and Restated Limited Partnership Agreement of Kerrville Wireless Holdings, LP.**
3.69	Amended and Restated Limited Liability Company Agreement of Valor Telecommunications Southwest, LLC.**
3.70	Limited Partnership Agreement of Harper Telephone L.P.
3.71	Amended and Restated Bylaws of DCS Holding Co.
3.72	Amended and Restated Bylaws of ECS Holding Co.
3.73	Amended and Restated Bylaws of KCS Holding Co.
3.74	Amended and Restated Limited Partnership Agreement of SCD Sharing Partnership, L.P.
3.75	Amended and Restated Limited Partnership Agreement of SCE Sharing Partnership, L.P.
3.76	Bylaws of Valor Telecommunications Enterprises Finance Corp.
4.1	Indenture, dated February 14, 2005, among Valor Communications Group, Inc., the guarantors thereto and The Bank of New York, as Trustee.†
4.2	Form of Senior Subordinated Note (included in Exhibit 4.1).†
4.3	Registration Rights Agreement, dated February 14, 2005, by and among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises Finance Corp., the Guarantors named therein and the Initial Purchasers (as defined therein).†
5.1	Opinion of Kirkland & Ellis LLP.**
5.2	Opinion of Cynthia Ayres, Esq.**
10.1	Valor Communications Group, Inc. 2005 Long-Term Incentive Plan.*
10.2	Valor Communications Group, Inc. Annual Incentive Compensation Plan.*
10.3	Valor Telecommunications Southwest, LLC Savings Plan.*
10.4	Valor Telecommunications Enterprises, LLC Pension Plan.*
10.5	Telecommunications Services Agreement, dated as of September 30, 2000, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc. (the “Telecommunications Services Agreement”).*
10.6	Amendment No. 1 to the Telecommunications Services Agreement, dated as of September 4, 2001, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.7	Amendment No. 2 to the Telecommunications Services Agreement, dated as of September 18, 2001, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.8	Amendment No. 3 to the Telecommunications Services Agreement, dated as of January 2, 2002, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.9	Amendment No. 4 to the Telecommunications Services Agreement, dated as of March 5, 2002, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.10	Amendment No. 5 to the Telecommunications Services Agreement, dated as of May 28, 2002, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.11	Amendment No. 6 to the Telecommunications Services Agreement, dated as of March 26, 2003, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*

10.12	Amendment No. 7 to the Telecommunications Services Agreement, dated as of May 8, 2003, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.13	Amendment No. 8 to the Telecommunications Services Agreement, dated as of July 16, 2003, by and between Valor Telecommunications, LLC and MCI Worldcom Network Services, Inc.*
10.14	Amendment No. 9 to the Telecommunications Services Agreement, dated as of November 4, 2003, by and between Valor Telecommunications, LLC and MCI Worldcom Network Services, Inc.*
10.15	Amendment No. 10 to the Telecommunications Services Agreement, dated as of December 16, 2003, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.16	Master Services Agreement, dated as of December 9, 1999 by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC and Alltel Information Services, Inc. (the “Master Services Agreement”)*
10.17	First Amendment to Master Services Agreement, dated as of April 1, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC and Alltel Information Services, Inc.*
10.18	Second Amendment to the Master Services Agreement, dated as of April 1, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.19	Third Amendment to the Master Services Agreement, dated as of July 1, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.20	Fourth Amendment to the Master Services Agreement, dated as of July 24, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.21	Fifth Amendment to the Master Services Agreement, dated as of January 18, 2001, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.22	Sixth Amendment to the Master Services Agreement, dated as of January 2001 to the Master Services Agreement by and between Valor Telecommunications Enterprises, LLC and Alltel Information Services, Inc.*
10.23	Seventh Amendment, dated as of April 1, 2002 to the Master Services Agreement, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications LLC) and Alltel Information Services, Inc.*
10.24	Eighth Amendment, dated as of April 1, 2002 to the Master Services Agreement, dated as of December 9, 1999 by and between Valor Telecommunications Enterprises, LLC and Alltel Information Services, Inc.*
10.25	Sprint Wholesale Services Data and Private Line Agreement, dated as of February 20, 2003, between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*

10.26	Wholesale Solutions Switched Services Agreement, dated as of August 11, 2003, by and between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*
10.27	First Amendment to Wholesale Solutions Switched Services Data and Private Line Agreement, dated as of October 3, 2003, between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*
10.28	Part-time Employment Agreement, dated as of April 4, 2004, by and between Valor Telecommunications, LLC and Kenneth R. Cole.*
10.29	Amendment One to part-time Employment Agreement, dated as of November 10, 2004, by and between Valor Telecommunications, LLC and Kenneth R. Cole.*
10.30	Employment Agreement, dated as of April 8, 2004, by and between Valor Telecommunications, LLC and John J. Mueller.*
10.31	Amended and Restated Employment Agreement, dated April 9, 2004, between Valor Telecommunications, LLC and John J. Mueller.*
10.32	Ninth Amendment, dated as of July 1, 2004, to the Master Services Agreement, dated as of December 9, 1999 by and between Valor Telecommunications Enterprises, LLC and Alltel Information Services Inc.*
10.33	Senior Credit Agreement, dated as of November 10, 2004, among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises II, LLC and certain of their Respective domestic subsidiaries, as Borrowers, Valor Telecommunications, LLC, Valor Telecommunications Southwest, LLC, Valor Telecommunications Southwest II, LLC and certain of their respective domestic subsidiaries, including such borrowers, as Guarantors, Bank of America, N.A., as Senior Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank and Wachovia Bank, N.A., as Senior Syndication Agents, CIBC World Markets Corp. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Senior Documentation Agents, and the lenders party thereto.*
10.34	Second Lien Loan Agreement, dated as of November 10, 2004, among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises II, LLC and certain of their respective domestic subsidiaries, as Borrowers, Valor Telecommunications, LLC, Valor Telecommunications Southwest, LLC, Valor Telecommunications Southwest II, LLC and certain of their respective domestic subsidiaries, including such borrowers, as Guarantors, Bank of America, N.A., as Second Lien Administrative Agent, JPMorgan Chase Bank and Wachovia Bank, N.A., as Second Lien Syndication Agents, CIBC World Markets Corp. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Second Lien Documentation Agents, and the Lenders party thereto.*
10.35	Senior Subordinated Loan Agreement, dated as of November 10, 2004, among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises II, LLC and certain of their respective domestic subsidiaries, as Borrowers, Valor Telecommunications, LLC, Valor Telecommunications Southwest, LLC, Valor Telecommunications Southwest II, LLC and certain of their respective domestic subsidiaries, including such borrowers, as Guarantors, Bank of America, N.A., as Senior Subordinated Administrative Agent, JPMorgan Chase Bank and Wachovia Bank, N.A., as Senior Subordinated Syndication Agents, CIBC World Markets Corp. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Senior Subordinated Documentation Agents, and the Lenders party thereto.*
10.36	Letter Agreement, dated as of April 9, 2004, by and between Valor Telecommunications LLC and Kenneth R. Cole.*
10.37	Second Amendment to Wholesale Solutions Switched Services Agreement, dated as of August 18, 2004, by and between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*

10.38	Amendment No. 12 to the Telecommunications Services Agreement, dated as of August 23, 2004, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.39	Amendment No. 13 to the Telecommunications Services Agreement, dated as of September 3, 2004, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.40	Consulting Agreement, dated as of April 9, 2004, by and between Valor Telecommunications, LLC and Kenneth R. Cole.*
10.41	Letter Agreement, dated as of April 9, 2004, by and between Valor Telecommunications, LLC and John J. Mueller.*
10.42	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and John J. Mueller.*
10.43	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and Grant Raney.*
10.44	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and John A. Butler.*
10.45	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and William M. Ojile, Jr.*
10.46	Amended and Restated Credit Agreement, dated as of February 14, 2004, among Valor Telecommunications Enterprises, LLC as Borrower, Valor Communications Group, Inc. and certain of its subsidiaries, as Guarantors, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, J.P. Morgan Chase Bank, National Association and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agents, CIBC World Markets Corp. and Wachovia Bank, N.A., as Documentation Agents and the Lenders party thereto.†
10.47	Valor Communications Group, Inc. 2005 Incentive Compensation Plan.†
10.48	Amended & Restated AT&T Master Carrier Agreement, dated as of March 29, 2005, between Valor Telecommunications of Texas L.P. and AT&T Corp.†
12.1	Statement regarding computation of ratio of earnings to fixed charges.**
21.1	Subsidiaries of Registrant.**
23.1	Consent of Deloitte & Touche LLP.**
23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).**
23.3	Consent of Cynthia Ayres, Esq. (included in Exhibit 5.2).**
24.1	Powers of Attorney (included on signature page).**
25.1	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.**
99.1	Letter of Transmittal.**

*	Incorporated by reference to the registrant’s Registration Statement on Form S-1, originally filed April 8, 2004.

**	Previously filed.

†	Incorporated by reference to the registrants Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS ENTERPRISES, LLC

By:	Valor Telecommunications Southwest, LLC

Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS ENTERPRISES, FINANCE CORP.

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR COMMUNICATIONS GROUP, INC.

By:	*

Name: John J. Mueller

Title:	President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer, Director (Principal Executive Officer)

* Randal S. Dumas	Vice President — Accounting and Controller (Principal Financial and Accounting Officer)

* Anthony J. de Nicola	Chairman and Director

* Kenneth R. Cole	Vice Chairman and Director

Signature	Title

* Sanjay Swani	Director

* Norman W. Alpert	Director

* Stephen Brodeur	Director

* Michael E. Donovan	Director

* Edward L. Lujan	Director

* M. Ann Padilla	Director

* Federico Pena	Director

* Edward J. Heffernan	Director

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS, LLC

By:	*

Name: John J. Mueller

Title:	Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer and Manager (Principal Executive, Financial and Accounting Officer)

* Anthony J. de Nicola	Manager

* Sean Traynor	Manager

* Sanjay Swani	Manager

* Norman W. Alpert	Manager

* Federico Pena	Manager

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS OF TEXAS, LP

By:	Valor Telecommunications Enterprises, LLC

Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.

Title:	Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS EQUIPMENT, LP

By:	Valor Telecommunications Enterprises, LLC

Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.

Title:	Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS SERVICES, LP

By:	Valor Telecommunications Enterprises, LLC

Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS INVESTMENTS, LLC

By:	Valor Telecommunications Enterprises, LLC

Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS LD, LP

By: Valor Telecommunications Enterprises, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

SOUTHWEST ENHANCED NETWORK SERVICES, LP

By: Valor Telecommunications Enterprises, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

WESTERN ACCESS SERVICES, LLC

By: Valor Telecommunications Enterprises, LLC
Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

WESTERN ACCESS SERVICES OF ARIZONA, LLC

BY: WESTERN ACCESS SERVICES, LLC
ITS: SOLE MEMBER

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

WESTERN ACCESS SERVICES OF ARKANSAS, LLC

BY: WESTERN ACCESS SERVICES, LLC
ITS: SOLE MEMBER

By:	/s/ William M. Ojile, Jr.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ William M. Ojile, Jr. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

WESTERN ACCESS SERVICES OF COLORADO, LLC

By: Western Access Services, LLC
Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

WESTERN ACCESS SERVICES OF OKLAHOMA, LLC

By: Western Access Services, LLC
Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

WESTERN ACCESS SERVICES OF NEW MEXICO, LLC

By: Western Access Services, LLC
Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

WESTERN ACCESS SERVICES OF TEXAS, LP

By: Western Access Services, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS CORPORATE GROUP, LP

By: Valor Telecommunications Enterprises, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-Fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS SOUTHWEST, LLC

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* Anthony J. deNicola	Director

* Sanjay Swani	Director

* Norman W. Alpert	Director

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS SOUTHWEST II, LP

By:	*

Name: John J. Mueller
Title: Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer and Director (Principal Executive, Financial and Accounting Officer)

* Anthony J. de Nicola	Director

* Sanjay Swani	Director

* Norman W. Alpert	Director

* /s/ WILLIAM M. OJILE, JR., William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC

By:	Valor Telecommunications Southwest II, LLC

Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer and Director (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KERRVILLE COMMUNICATIONS CORPORATION

By:	*

Name: John J. Mueller
Title: Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KERRVILLE COMMUNICATIONS MANAGEMENT, LLC

By: Kerrville Communications Corporation
Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KERRVILLE COMMUNICATIONS ENTERPRISES, LLC

By: Kerrville Communications Corporation
Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

ADVANCED TEL-COM SYSTEMS, LP
By: Kerrville Communications Management, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KERRVILLE TELEPHONE, LP
By: Kerrville Communications Management, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KERRVILLE CELLULAR, LP
By: Kerrville Communications Management, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KCC TELCOM, LP
By: Kerrville Communications Management, LLC
Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR., William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KERRVILLE CELLULAR MANAGEMENT, LLC

By:	Kerrville Cellular, LP

Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005 .

KERRVILLE CELLULAR HOLDINGS, LLC

By:	Kerrville Cellular, LP

Its: Sole Member

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005 .

KERRVILLE MOBILE HOLDINGS, INC.

By:	*

Name: John J. Mueller
Title: Chief Executive Officer

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer and Director (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005 .

KERRVILLE WIRELESS HOLDINGS, LP

By:	Kerrville Cellular Management, LLC

Its: General Partner

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005 .

HARPER TELEPHONE L.P.

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

DCS HOLDING CO.

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

ECS HOLDING CO.

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

KCS HOLDING CO.

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

SCD SHARING PARTNERSHIP, L.P.

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Signatures

      Pursuant to the requirements of the Securities Act, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas on June 29, 2005.

SCE SHARING PARTNERSHIP, L.P.

By:	/s/ WILLIAM M. OJILE, JR.

Name: William M. Ojile, Jr.
Title: Secretary

      Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 29, 2005.

Signature	Title

* John J. Mueller	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

* /s/ WILLIAM M. OJILE, JR. William M. Ojile, Jr., Attorney-in-fact

Exhibit Index

Exhibit
No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Valor Communications Group, Inc.*
3.2	Certificate of Formation of Valor Telecommunications, LLC.
3.3	Certificate of Formation of Valor Telecommunications of Texas, LP.**
3.4	Certificate of Limited Partnership of Valor Telecommunications Equipment, LP.**
3.5	Certificate of Formation of Valor Telecommunications Services, LP.*
3.6	Certificate of Formation of Valor Telecommunications Investments, LLC.*
3.7	Certificate of Formation of Valor Telecommunications Enterprises, LLC.*
3.8	Certificate of Formation of Valor Telecommunications LD, LP.**
3.9	Certificate of Limited Partnership of Southwest Enhanced Network Services, LP.
3.10	Certificate of Formation of Western Access Services, LLC.*
3.11	Certificate of Formation of Western Access Services of Arizona, LLC.*
3.12	Certificate of Formation of Western Access Services of Arkansas, LLC.*
3.13	Certificate of Formation of Western Access Services of Colorado, LLC.*
3.14	Certificate of Formation of Western Access Services of Oklahoma, LLC.*
3.15	Certificate of Formation of Western Access Services of New Mexico, LLC.*
3.16	Certificate of Formation of Western Access Services of Texas, LP.*
3.17	Certificate of Formation of Valor Telecommunications Corporate Group, LP.*
3.18	Certificate of Formation of Valor Telecommunications Southwest II, LP.**
3.19	Certificate of Formation of Valor Telecommunications Enterprises II, LLC.**
3.20	Amended and Restated Certificate of Incorporation of Kerrville Communications Corporation.
3.21	Certificate of Formation of Kerrville Communications Management, LLC.
3.22	Certificate of Formation of Kerrville Communications Enterprises, LLC.
3.23	Certificate of Limited Partnership of Advanced Tel-Com Systems, LP.
3.24	Certificate of Limited Partnership of Kerrville Telephone, LP.
3.25	Certificate of Formation of Kerrville Cellular, LP.**
3.26	Certificate of Limited Partnership of KCC TelCom, LP.
3.27	Certificate of Formation of Kerrville Cellular Management, LLC.**
3.28	Certificate of Formation of Kerrville Cellular Holdings, LLC.**
3.29	Certificate of Incorporation of Kerrville Mobile Holdings, Inc.**
3.30	Certificate of Limited Partnership of Kerrville Wireless Holdings, LP.**
3.31	Certificate of Formation of Valor Telecommunications Southwest, LLC.
3.32	Certificate of Limited Partnership of Harper Telephone L.P.
3.33	Certificate of Incorporation of DCS Holding Co.
3.34	Certificate of Incorporation of ECS Holding Co.
3.35	Certificate of Incorporation of KCS Holding Co.
3.36	Certificate of Limited Partnership of SCD Sharing Partnership, L.P.
3.37	Certificate of Limited Partnership of SCE Sharing Partnership, L.P.
3.38	Certificate of Incorporation of Valor Telecommunications Enterprises Finance Corp.
3.39	By-Laws of Valor Communications Group, Inc.*
3.40	Second Amended and Restated Limited Liability Agreement of Valor Telecommunications, LLC, dated January 31, 2002, by and among the members named therein.*
3.41	Amended and Restated Limited Partnership Agreement of Valor Telecommunications of Texas, LP.*
3.42	Limited Partnership Agreement of Valor Telecommunications Equipment, LP.*
3.43	Limited Partnership Operating Agreement of Valor Telecommunications Services, LP.*
3.44	Limited Liability Company Operating Agreement of Valor Telecommunications Investments, LLC.
3.45	Limited Liability Company Operating Agreement of Valor Telecommunications Enterprises, LLC.*

Exhibit
No.	Description of Exhibit

3.46	Limited Partnership Agreement of Valor Telecommunications LD, LP.*
3.47	Limited Partnership Agreement of Southwest Enhanced Network Services, LP.*
3.48	Limited Liability Company Operating Agreement of Western Access Services, LLC.*
3.49	Limited Liability Company Operating Agreement of Western Access Services of Arizona, LLC.*
3.50	Limited Liability Company Operating Agreement of Western Access Services of Arkansas, LLC.*
3.51	Limited Liability Company Operating Agreement of Western Access Services of Colorado, LLC.*
3.52	Limited Liability Company Operating Agreement of Western Access Services of Oklahoma, LLC.*
3.53	Limited Liability Company Operating Agreement of Western Access Services of New Mexico, LLC*
3.54	Limited Partnership Operating Agreement of Western Access Services of Texas, LP.*
3.55	Limited Partnership Agreement of Valor Telecommunications Corporate Group, LP.**
3.56	Amended and Restated Limited Liability Agreement of Valor Telecommunications Southwest II, LLC, dated January 31, 2002, by and among the members named therein.**
3.57	Amended and Restated Limited Liability Company Agreement of Valor Telecommunications Enterprises II, LLC.
3.58	Amended and Restated By-laws of Kerrville Communications Corporation.
3.59	Limited Liability Company Operating Agreement of Kerrville Communications Management, LLC.
3.60	Limited Liability Company Operating Agreement of Kerrville Communications Enterprises, LLC.
3.61	Limited Partnership Agreement of Advanced Tel-Com Systems, LP.**
3.62	Limited Partnership Agreement of Kerrville Telephone, LP.**
3.63	Limited Partnership Agreement of Kerrville Cellular, LP.**
3.64	Limited Partnership Agreement of KCC TelCom, LP.**
3.65	Limited Liability Company Agreement of Kerrville Cellular Management, LLC.**
3.66	Limited Liability Company Agreement of Kerrville Cellular Holdings, LLC.**
3.67	Bylaws of Kerrville Mobile Holdings, Inc.
3.68	Amended and Restated Limited Partnership Agreement of Kerrville Wireless Holdings, LP.**
3.69	Amended and Restated Limited Liability Company Agreement of Valor Telecommunications Southwest, LLC.**
3.70	Limited Partnership Agreement of Harper Telephone L.P.
3.71	Amended and Restated Bylaws of DCS Holding Co.
3.72	Amended and Restated Bylaws of ECS Holding Co.
3.73	Amended and Restated Bylaws of KCS Holding Co.
3.74	Amended and Restated Limited Partnership Agreement of SCD Sharing Partnership, L.P.
3.75	Amended and Restated Limited Partnership Agreement of SCE Sharing Partnership, L.P.
3.76	Bylaws of Valor Telecommunications Enterprises Finance Corp.
4.1	Indenture, dated February 14, 2005, among Valor Communications Group, Inc., the guarantors thereto and The Bank of New York, as Trustee.†
4.2	Form of Senior Subordinated Note (included in Exhibit 4.1).†
4.3	Registration Rights Agreement, dated February 14, 2005, by and among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises Finance Corp., the Guarantors named therein and the Initial Purchasers (as defined therein).†
5.1	Opinion of Kirkland & Ellis LLP.**
5.2	Opinion of Cynthia Ayres, Esq.**
10.1	Valor Communications Group, Inc. 2005 Long-Term Incentive Plan.*
10.2	Valor Communications Group, Inc. Annual Incentive Compensation Plan.*
10.3	Valor Telecommunications Southwest, LLC Savings Plan.*
10.4	Valor Telecommunications Enterprises, LLC Pension Plan.*
10.5	Telecommunications Services Agreement, dated as of September 30, 2000, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc. (the “Telecommunications Services Agreement”).*

Exhibit
No.	Description of Exhibit

10.6	Amendment No. 1 to the Telecommunications Services Agreement, dated as of September 4, 2001, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.7	Amendment No. 2 to the Telecommunications Services Agreement, dated as of September 18, 2001, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.8	Amendment No. 3 to the Telecommunications Services Agreement, dated as of January 2, 2002, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.9	Amendment No. 4 to the Telecommunications Services Agreement, dated as of March 5, 2002, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.10	Amendment No. 5 to the Telecommunications Services Agreement, dated as of May 28, 2002, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.11	Amendment No. 6 to the Telecommunications Services Agreement, dated as of March 26, 2003, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.12	Amendment No. 7 to the Telecommunications Services Agreement, dated as of May 8, 2003, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.13	Amendment No. 8 to the Telecommunications Services Agreement, dated as of July 16, 2003, by and between Valor Telecommunications, LLC and MCI Worldcom Network Services, Inc.*
10.14	Amendment No. 9 to the Telecommunications Services Agreement, dated as of November 4, 2003, by and between Valor Telecommunications, LLC and MCI Worldcom Network Services, Inc.*
10.15	Amendment No. 10 to the Telecommunications Services Agreement, dated as of December 16, 2003, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.16	Master Services Agreement, dated as of December 9, 1999 by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC and Alltel Information Services, Inc. (the “Master Services Agreement”)*
10.17	First Amendment to Master Services Agreement, dated as of April 1, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC and Alltel Information Services, Inc.*
10.18	Second Amendment to the Master Services Agreement, dated as of April 1, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.19	Third Amendment to the Master Services Agreement, dated as of July 1, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.20	Fourth Amendment to the Master Services Agreement, dated as of July 24, 2000, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.21	Fifth Amendment to the Master Services Agreement, dated as of January 18, 2001, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications, LLC) and Alltel Information Services, Inc.*
10.22	Sixth Amendment to the Master Services Agreement, dated as of January 2001 to the Master Services Agreement by and between Valor Telecommunications Enterprises, LLC and Alltel Information Services, Inc.*
10.23	Seventh Amendment, dated as of April 1, 2002 to the Master Services Agreement, by and between Valor Telecommunications Enterprises, LLC (as successor to Valor Telecommunications Southwest, LLC, as successor to dba Communications LLC) and Alltel Information Services, Inc.*

Exhibit
No.	Description of Exhibit

10.24	Eighth Amendment, dated as of April 1, 2002 to the Master Services Agreement, dated as of December 9, 1999 by and between Valor Telecommunications Enterprises, LLC and Alltel Information Services, Inc.*
10.25	Sprint Wholesale Services Data and Private Line Agreement, dated as of February 20, 2003, between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*
10.26	Wholesale Solutions Switched Services Agreement, dated as of August 11, 2003, by and between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*
10.27	First Amendment to Wholesale Solutions Switched Services Data and Private Line Agreement, dated as of October 3, 2003, between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*
10.28	Part-time Employment Agreement, dated as of April 4, 2004, by and between Valor Telecommunications, LLC and Kenneth R. Cole.*
10.29	Amendment One to part-time Employment Agreement, dated as of November 10, 2004, by and between Valor Telecommunications, LLC and Kenneth R. Cole.*
10.30	Employment Agreement, dated as of April 8, 2004, by and between Valor Telecommunications, LLC and John J. Mueller.*
10.31	Amended and Restated Employment Agreement, dated April 9, 2004, between Valor Telecommunications, LLC and John J. Mueller.*
10.32	Ninth Amendment, dated as of July 1, 2004, to the Master Services Agreement, dated as of December 9, 1999 by and between Valor Telecommunications Enterprises, LLC and Alltel Information Services Inc.*
10.33	Senior Credit Agreement, dated as of November 10, 2004, among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises II, LLC and certain of their Respective domestic subsidiaries, as Borrowers, Valor Telecommunications, LLC, Valor Telecommunications Southwest, LLC, Valor Telecommunications Southwest II, LLC and certain of their respective domestic subsidiaries, including such borrowers, as Guarantors, Bank of America, N.A., as Senior Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank and Wachovia Bank, N.A., as Senior Syndication Agents, CIBC World Markets Corp. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Senior Documentation Agents, and the lenders party thereto.*
10.34	Second Lien Loan Agreement, dated as of November 10, 2004, among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises II, LLC and certain of their respective domestic subsidiaries, as Borrowers, Valor Telecommunications, LLC, Valor Telecommunications Southwest, LLC, Valor Telecommunications Southwest II, LLC and certain of their respective domestic subsidiaries, including such borrowers, as Guarantors, Bank of America, N.A., as Second Lien Administrative Agent, JPMorgan Chase Bank and Wachovia Bank, N.A., as Second Lien Syndication Agents, CIBC World Markets Corp. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Second Lien Documentation Agents, and the Lenders party thereto.*
10.35	Senior Subordinated Loan Agreement, dated as of November 10, 2004, among Valor Telecommunications Enterprises, LLC, Valor Telecommunications Enterprises II, LLC and certain of their respective domestic subsidiaries, as Borrowers, Valor Telecommunications, LLC, Valor Telecommunications Southwest, LLC, Valor Telecommunications Southwest II, LLC and certain of their respective domestic subsidiaries, including such borrowers, as Guarantors, Bank of America, N.A., as Senior Subordinated Administrative Agent, JPMorgan Chase Bank and Wachovia Bank, N.A., as Senior Subordinated Syndication Agents, CIBC World Markets Corp. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as Senior Subordinated Documentation Agents, and the Lenders party thereto.*
10.36	Letter Agreement, dated as of April 9, 2004, by and between Valor Telecommunications LLC and Kenneth R. Cole.*
10.37	Second Amendment to Wholesale Solutions Switched Services Agreement, dated as of August 18, 2004, by and between Sprint Communications Company L.P. and Valor Telecommunications Enterprises, LLC.*
10.38	Amendment No. 12 to the Telecommunications Services Agreement, dated as of August 23, 2004, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*

Exhibit
No.	Description of Exhibit

10.39	Amendment No. 13 to the Telecommunications Services Agreement, dated as of September 3, 2004, by and between Valor Telecommunications Enterprises, LLC and MCI Worldcom Network Services, Inc.*
10.40	Consulting Agreement, dated as of April 9, 2004, by and between Valor Telecommunications, LLC and Kenneth R. Cole.*
10.41	Letter Agreement, dated as of April 9, 2004, by and between Valor Telecommunications, LLC and John J. Mueller.*
10.42	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and John J. Mueller.*
10.43	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and Grant Raney.*
10.44	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and John A. Butler.*
10.45	Form of Employment Agreement by and between Valor Communications Group, Inc., Valor Telecommunications, LLC and William M. Ojile, Jr.*
10.46	Amended and Restated Credit Agreement, dated as of February 14, 2004, among Valor Telecommunications Enterprises, LLC as Borrower, Valor Communications Group, Inc. and certain of its subsidiaries, as Guarantors, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, J.P. Morgan Chase Bank, National Association and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agents, CIBC World Markets Corp. and Wachovia Bank, N.A., as Documentation Agents and the Lenders party thereto.†
10.47	Valor Communications Group, Inc. 2005 Incentive Compensation Plan.†
10.48	Amended & Restated AT&T Master Carrier Agreement, dated as of March 29, 2005, between Valor Telecommunications of Texas L.P. and AT&T Corp.†
12.1	Statement regarding computation of ratio of earnings to fixed charges.**
21.1	Subsidiaries of Registrant.**
23.1	Consent of Deloitte & Touche LLP.**
23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).**
23.3	Consent of Cynthia Ayres, Esq. (included in Exhibit 5.2).**
24.1	Powers of Attorney (included on signature page).**
25.1	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.**
99.1	Letter of Transmittal.**

*	Incorporated by reference to the registrant’s Registration Statement on Form S-1, originally filed April 8, 2004.

**	Previously filed.

†	Incorporated by reference to the registrants Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.